Exhibit 99.1 Public Service Enterprise Group FIRST QUARTER 2025 NYSE: PEG Financial Results Presentation April 30, 2025

PSEG First Quarter 2025 Forward-Looking Statements Certain of the matters discussed in this report about our and our subsidiaries’ future performance, • fluctuations in, or third-party default risk in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; including, without limitation, future revenues, earnings, strategies, prospects, consequences, and • our ability to obtain adequate nuclear fuel supply; all other statements that are not purely historical constitute “forward-looking statements” within • changes in technology related to energy generation, distribution and consumption and the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking changes in customer usage patterns; statements are subject to risks and uncertainties, which could cause actual results to differ • third-party credit risk relating to our sale of nuclear generation output and purchase of nuclear fuel; materially from those anticipated. Such statements are based on management’s beliefs as well as • any inability to meet our commitments under forward sale obligations and Regional assumptions made by and information currently available to management. When used herein, the Transmission Organization rules; words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” • the impact of changes in state and federal legislation and regulations on our business, “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to including PSE&G’s ability to recover costs and earn returns on authorized investments; • PSE&G’s proposed investment projects or programs may not be fully approved by identify forward-looking statements. Factors that may cause actual results to differ are often regulators and its capital investment may be lower than planned; presented with the forward-looking statements themselves. Other factors that could cause actual • our ability to receive sufficient financial support for our New Jersey nuclear plants from results to differ materially from those contemplated in any forward-looking statements made by us the markets, production tax credit and/or zero emission certificates program; herein are discussed in filings we make with the United States Securities and Exchange • adverse changes in and non-compliance with energy industry laws, policies, regulations and standards, including market structures and transmission planning and transmission Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form returns; 10-Q and Form 8-K. These factors include, but are not limited to: • risks associated with our ownership and operation of nuclear facilities and third-party • any inability to successfully develop, obtain regulatory approval for, or construct operation of co-owned nuclear facilities, including increased nuclear fuel storage costs, transmission and distribution, and our nuclear generation projects; regulatory risks, such as compliance with the Atomic Energy Act and trade control, • the physical, financial and transition risks related to climate change, including risks relating environmental and other regulations, as well as operational, financial, environmental and to potentially increased legislative and regulatory burdens, changing customer preferences health and safety risks; and lawsuits; • changes in federal, state and local environmental laws and regulations and enforcement; • any equipment failures, accidents, critical operating technology or business system • delays in receipt of, or an inability to receive, necessary licenses and permits and siting failures, natural disasters, severe weather events, acts of war, terrorism or other acts of approvals; and violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents • changes in tax laws and regulations. that may impact our ability to provide safe and reliable service to our customers; • any inability to recover the carrying amount of our long-lived assets; All of the forward-looking statements made in this report are qualified by these cautionary • disruptions or cost increases in our supply chain, including labor shortages; statements and we cannot assure you that the results or developments anticipated by • any inability to maintain sufficient liquidity or access sufficient capital on commercially management will be realized or even if realized, will have the expected consequences to, or reasonable terms; • the impact of cybersecurity attacks or intrusions or other disruptions to our information effects on, us or our business, prospects, financial condition, results of operations or cash flows. technology, operational or other systems; Readers are cautioned not to place undue reliance on these forward-looking statements in • an increasing demand for power and load growth, potentially compounded by a shift away making any investment decision. Forward-looking statements made in this report apply only as from natural gas toward increased electrification; of the date of this report. While we may elect to update forward-looking statements from time to • failure to attract and retain a qualified workforce; • increases in the costs of equipment, materials, fuel, services and labor; time, we specifically disclaim any obligation to do so, even in light of new information or future • the impact of our covenants in our debt instruments and credit agreements on our events, unless otherwise required by applicable securities laws. business; • adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning The forward-looking statements contained in this report are intended to qualify for the safe Trust Fund and increases in funding requirements; harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of • any inability to enter into or extend certain significant contracts; the Securities Exchange Act of 1934, as amended. • development, adoption and use of Artificial Intelligence by us and our third-party vendors; 2 2

PSEG First Quarter 2025 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income Net Income, which is an indicator of financial performance reported in accordance with accounting principles generally determined in accordance with GAAP. In addition, non-GAAP accepted in the United States (GAAP). Operating Earnings is a Operating Earnings as presented in this report may not be non-GAAP financial measure that differs from Net Income. Non- comparable to similarly titled measures used by other GAAP Operating Earnings exclude the impact of gains (losses) companies. associated with the Nuclear Decommissioning Trust (NDT), Due to the forward-looking nature of non-GAAP Operating Mark-to-Market (MTM) accounting and other material infrequent Earnings guidance, PSEG is unable to reconcile this non-GAAP items. The last two slides in this presentation (Slides A and B) financial measure to the most directly comparable GAAP include a list of items excluded from Net Income to reconcile to financial measure because comparable GAAP measures are not non-GAAP Operating Earnings with a reference to those slides reasonably accessible or reliable due to the inherent difficulty in included on each of the slides where the non-GAAP information forecasting and quantifying measures that would be required for appears. such reconciliation. Namely, we are not able to reliably project Management uses non-GAAP Operating Earnings in its internal without unreasonable effort MTM and NDT gains (losses), for analysis, and in communications with investors and analysts, as future periods due to market volatility. These items are a consistent measure for comparing PSEG’s financial uncertain, depend on various factors, and may have a material performance to previous financial results. The presentation of impact on our future GAAP results. non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication or the Form 8-K to which it is an exhibit. 3 3

PSEG First Quarter 2025 PSEG Q1 2025 Highlights First Quarter Results • Net Income of $1.18 per share in Q1 2025 • Non-GAAP Operating Earnings of $1.43 per share in Q1 2025 • First quarter dividend increased by 5% to annualized indicative rate of $2.52 per share for 2025 Operational Excellence • PSE&G service territory withstood multiple cold spells in January and February, representing the highest winter peak load for both electric and gas in the last six years, and maintained high levels of reliability and efficient customer response times • PSE&G named one of the “Easiest to do Business With” in the 2025 Cogent Syndicated Utility Trusted Brand & Customer Engagement : Residential study by Escalent • PSEG Nuclear achieved a capacity factor of 99.9% for the quarter Disciplined Investment • PSE&G invested ~$0.8 billion in Q1; full-year capital spending plan of ~$3.8 billion is on track and on budget • PSE&G began investment in its Clean Energy Future - Energy Efficiency II Program (CEF-EE II), representing ~$2.9 billion in approved spending over a six-year period See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other. All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors. 4 4 Note: PSEG Power & Other includes nuclear generating fleet, gas supply operations, PSEG Long Island, competitively bid regulated transmission investments, Parent and other.

PSEG First Quarter 2025

PSEG Outlook Maintained


~9% Year-Over-Year Growth
$3.68
$3.94 - $4.06
2024 Non-GAAP Operating Earnings
2025E Non-GAAP Operating Earnings Guidance

- **PSEG maintained 2025 non-GAAP Operating Earnings guidance of $3.94 - $4.06 per share, representing ~9% increase at the midpoint over 2024 results**
- **Key drivers and assumptions for 2025 include:**
  - \+ New distribution base rates effective for the full year
  - \+ Clause-based investment recoveries for infrastructure modernization and EE
  - \+ Higher PSE&G rate base, increased by ~12% at YE 2024 over YE 2023
  - \+ Higher PTC threshold price estimated at $44.75/MWh for 2025
  - -- ZEC II award payments end May 2025
  - -- Hope Creek refueling scheduled for fall 2025 includes fuel cycle extension work
  - -- Higher costs, including interest and depreciation
- **Regulated capital spending plan of ~$3.8 billion for 2025 focused on continued investments in infrastructure modernization, energy efficiency and load growth**
- **Increased indicative 2025 annual common dividend by 5% to $2.52 per share**

All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors.

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PSEG First Quarter 2025

PSEG: Strong Business Mix and Predictable Growth


Non-GAAP Operating Earnings
2025-2029 CAGR 5%-7%
2025E
2029E

- PSEG's long-term non-GAAP earnings growth outlook of 5%-7% is based on the midpoint of 2025 guidance range (a 9% higher baseline)
- ~90% of PSEG's projected non-GAAP Operating Earnings over the 2025-2029 period are from PSE&G
- Total PSEG capital program of $22.5B - $26B for 2025-2029 with >90% from regulated activities
- $21B - $24B regulated capital investment program for 2025-2029, supports PSE&G's Rate Base CAGR of 6%-7.5% over the same period
- Solid balance sheet supports execution of robust 5-year capital plan without the need to issue equity or sell assets
- Outlook assumes PTC threshold price, adjusted annually for inflation
- Growth beyond forecasted CAGR range could be achieved through opportunities to contract existing nuclear output under longer-term contracts at prices above the nuclear PTC threshold

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PSEG First Quarter 2025 Q1 2025 Review 7

PSEG First Quarter 2025 PSEG Q1 Results PSEG Summary – Three Months ended March 31, Net Income 2025 2024 Change PSE&G $546 $488 $58 PSEG Power & Other $43 $44 $(1) Total PSEG $589 $532 $57 Non-GAAP Operating Earnings 2025 2024 Change PSE&G $546 $488 $58 PSEG Power & Other $172 $169 $3 Total PSEG $718 $657 $61 8 8 See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other.

PSEG First Quarter 2025 PSEG EPS Reconciliation – Q1 2025 versus Q1 2024 $1.75 $1.43 $1.50 $0.01 $0.11 $1.31 Gross Margin 0.02 O&M (0.03) Transmission (0.01) $1.25 $1.18 Depreciation & Interest Distribution: $1.06 (0.02) Margin 0.20 Taxes & Other 0.04 $1.00 O&M (0.05) Depreciation & Interest (0.03) $0.75 $0.50 $0.25 $0.00 Q1 2024 Q1 2024 PSE&G PSEG Power & Other Q1 2025 Q1 2025 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other. 9 9 Results may not add due to rounding. $ / share

PSEG First Quarter 2025

PSE&G
Q1 2025 Highlights

Operations

- Residential Electric and Gas customer count, a driver of margin growth under the Conservation Incentive Program (CIP), each grew by ~1% for the trailing 12 months ended March 31, 2025
- CIP minimizes margin volatility due to variations in sales, regardless of the sales driver (weather, energy efficiency, net-metered solar, economy)
- Weather-normalized sales for the trailing 12 months ended March 31:
  - Electric sales increased by 2%
  - Gas sales decreased by 2%
- PSE&G replaced in Q1 2025 ~48 miles of gas main and ~5,080 associated gas services to homes and businesses under gas main replacement program
  - Reduced reported methane emissions by over 30% system wide since 2018 through GSMP
- PSE&G large load inquires for new service connections increased to more than 6,400 megawatts as of March 31, 2025

Regulatory and Market Environment

- Filed request for annual revenue increase of $53 million for investments under GSMP II Extension
- In April, BPU approved annual revenue increase of ~$9 million for investments under IAP effective May 1, 2025
- Implemented annual FERC transmission formula rate resulting in $64 million in additional revenue effective January 1, 2025, subject to true-up

Financial

- PSE&G invested ~$0.8 billion in Q1; regulated capital investment program of ~$3.8 billion for 2025 on track and on budget
- Commenced ~$2.9 billion CEF-EE II Program in Q1 2025, covering commitments from January 2025 to June 2027 to be spent over a six-year period
- In March, PSE&G issued $400 million of 5.05% Secured Medium-Term Notes due March 2035 and $500 million of 5.50% Secured Medium-Term Notes due March 2055

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PSEG First Quarter 2025

PSEG Power & Other

Nuclear Generation Measures		
	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Capacity Factor	99.9%	96.8%
Fuel Cost ($ millions)	$53	$51
Generation (GWh)	8,355	8,201
Fuel Cost ($/MWh)	$6.34	$6.22
Refueling Outages	Spring 2025 – S1 Fall 2025 – HC, PB3	Spring 2024 – HC Fall 2024 – S2, PB2

Other Financial Considerations

- For 2025, total nuclear generation is forecasted to be 30-32 TWh
- Realized energy price historically aligned with the PECO hub
- Hope Creek to transition from 18-month to 24-month fuel cycles following fall 2025 refueling
- In March, PSEG issued $600 million of 4.90% Senior Notes due March 2030 and $400 million of 5.40% Senior Notes due March 2035

PJM Capacity Auction Results		
Delivery Period	PSEG's Average Prices	PSEG's Cleared Capacity
June 2024 – May 2025	$61/MW-Day	3,700 MW
June 2025 – May 2026	$270/MW-Day	3,500 MW
PJM capacity auction for June 2026 – May 2027 scheduled for July 2025		

Illustrative Gross Margin Change Above PTC			
Output	$10/MWh	$25/MWh	$50/MWh
10 TWh	$100M	$250M	$500M
20 TWh	$200M	$500M	$1,000M
30 TWh	$300M	$750M	$1,500M

Note: Generation indicates net generation. Average Prices and Cleared Capacity reflect base and incremental auctions.
PJM's new conversion of ICAP (installed capacity) to UCAP (unforced capacity, which is what is bid), has resulted in less UCAP per MW of ICAP. PSEG Nuclear sold the full UCAP value of the units.

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PSEG First Quarter 2025 Appendix 12

PSEG First Quarter 2025

PSEG Maintains a Solid Financial Position

PSEG

PSEG Senior Unsecured Credit Ratings
Moody's = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable

PSEG Long-term Debt Outstanding	$5.86B
PSEG Consolidated Debt to Capitalization	59%

PSEG Power Issuer Credit Ratings
Moody's = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable

PSEG Power 364-Day Term Loan Outstanding [1,2]	$0.40B
PSEG Power Long-term Debt Outstanding [2]	$1.25B

PSEG Liquidity

- PSEG had approximately $4.6B of total available liquidity, including $894M of cash and cash equivalents, at March 31, 2025
- As of March 31, 2025, PSEG's variable rate debt was ~7% of total debt
- PSEG Power had net cash collateral postings of $333M at March 31, 2025

Public Service Electric & Gas

PSE&G Senior Secured Credit Ratings
Moody's = A1 / Outlook = Stable S&P = A / Outlook = Stable

PSE&G Long-term Debt Outstanding	$15.89B

PSEG Maturity Profile 2025 - 2029


2,500
2,000
1,500
1,000
500
0
Principal Maturing ($ Millions)
2025
2026
2027
2028
2029
PSE&G
PSEG Power
PSEG

All data is as of 3/31/2025 unless otherwise noted.
(1) 364-Day Term Loan is included in Short-Term Debt as Commercial Paper & Loans.
(2) PSEG Power 364-Day term loan and PSEG Power long-term debt are at a variable rate. In December 2024, PSEG Power amended its existing $1.25 billion variable rate 3-year term loan agreement to extend from March 2025 through June 2025.
Note: Total long-term debt outstanding amounts may not add to PSEG Consolidated total long-term debt outstanding due to rounding. Amounts on slide are rounded up to two decimal places.

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PSEG First Quarter 2025 PSEG Liquidity as of March 31, 2025 Expiration Total Available Company Facility Usage Date Facility Liquidity ($ millions) PSE&G Revolving Credit Facility March 2029 $1,000 $25 $975 PSEG Money Pool (A,B) PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2029 $1,500 $14 $1,486 (A) Revolving Credit Facility (PSEG Power) March 2029 1,250 37 1,213 (C) Letter of Credit Facility (PSEG Power) April 2026 75 45 30 $2,825 $96 $2,729 Total Facilities $3,825 $121 $3,704 PSEG Money Pool Cash and Short-term Investments $335 PSE&G Cash and Short-term Investments $559 Total Liquidity Available $4,598 Total Money Pool Liquidity Available $3,064 (A) Master Facility of $2.75B with a PSEG sub-limit of $1.5B and PSEG Power sub-limit of $1.25B, which can be adjusted subject to terms within the credit agreement. (B) The PSEG sub-limit includes a sustainability linked pricing-based mechanism with potential increases or decreases, which are not expected to be material, depending on performance relative to targeted methane emission reductions. 14 14 (C) PSEG Power has $200 million in uncommitted credit facilities with $112 million in letters of credit outstanding under these facilities.

PSEG First Quarter 2025

Glossary of Terms

AFUDC	Allowance For Funds Used During Construction
AMI	Automated Metering Infrastructure
BGSS	Basic Gas Supply Service
BPU	New Jersey Board of Public Utilities
CAGR	Compound Annual Growth Rate
CEF	Clean Energy Future
CIP	Conservation Incentive Program
CWIP	Construction Work In Progress
E	Estimate
EC	Energy Cloud
EE	Energy Efficiency
EPS	Earnings Per Share
ESG	Environmental, Social and Governance
EV	Electric Vehicle
FERC	Federal Energy Regulatory Commission
FY	Full Year
GAAP	Generally Accepted Accounting Principles
GHG	Greenhouse Gas
GSMP	Gas System Modernization Program
HC	Hope Creek
IAP	Infrastructure Advancement Program
ICAP	Installed Capacity
M&R	Metering and Regulating
MSCI	Morgan Stanley Capital International
O&M	Operation & Maintenance
OPEB	Other Postretirement Benefits
PB	Peach Bottom
PECO	PECO Energy Company
PJM	Pennsylvania New Jersey Maryland
PPA	Power Purchase Agreement
PTC	Production Tax Credit
ROE	Return on Equity
S	Salem
UCAP	Unforced Capacity
YE	Year End
ZECs	Zero Emission Certificates

PSEG Investor Relations
80 Park Plaza
Newark NJ 07102
PSEG-IR-GeneralInquiry@pseg.com

Link to PSEG Investor Relations Website

Link to PSEG ESG Webpages

The information on the PSEG Investor Relations Website and the PSEG ESG Webpages is not incorporated herein and is not part of this slide presentation or the Form 8-K to which it is an exhibit.

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PSEG First Quarter 2025 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation Three Months Ended (a) Includes the financial impact from positions with forward delivery months. March 31, Reconciling Items (b) Income tax effect calculated at the statutory rate 2025 2024 except for qualified NDT related activity, which ($ millions, Unaudited) records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity. Net Income $ 589 $ 532 Please see Slide 3 for an explanation of PSEG’s use of (Gain) Loss on Nuclear Decommissioning Trust (NDT) Operating Earnings as a non-GAAP financial measure Fund Related Activity, pre-tax (12) (95) and how it differs from Net Income. (a) (Gain) Loss on Mark-to-Market (MTM), pre-tax 188 258 Lease Related Activity, pre-tax - (4) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (47) (34) Operating Earnings (non-GAAP) $ 718 $ 657 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 1.18 $ 1.06 (Gain) Loss on NDT Fund Related Activity, pre-tax (0.03) (0.19) (a) (Gain) Loss on MTM, pre-tax 0.38 0.52 Lease Related Activity, pre-tax - (0.01) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (0.10) (0.07) Operating Earnings (non-GAAP) $ 1.43 $ 1.31 A 16 16

PSEG First Quarter 2025 Reconciliation of Non-GAAP Operating Earnings PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation (a) Includes the financial impact from positions with Three Months Ended forward delivery months. Reconciling Items March 31, (b) Income tax effect calculated at the statutory rate 2025 2024 except for qualified NDT related activity, which records an additional 20% trust tax on income ($ millions, Unaudited) (loss) from qualified NDT Funds, and lease related activity. Net Income $ 43 $ 44 Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure (Gain) Loss on NDT Fund Related Activity, pre-tax (12) (95) and how it differs from Net Income. (a) (Gain) Loss on MTM, pre-tax 188 258 Lease Related Activity, pre-tax - (4) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (47) (34) Operating Earnings (non-GAAP) $ 172 $ 169 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 B 17 17